                                                                    Exhibit 10.9


                         SHARE OPTION PURCHASE AGREEMENT

              THIS SHARE OPTION PURCHASE AGREEMENT (this "AGREEMENT") is made as of September 30, 1998, among Geneve Securities Holding Corp., Geneve Securities Portfolio Corp., Chaparral International Re., Southern Mortgage Holding Corporation and Southern Investors Corp. (collectively, "GHI"), Zimmerman Sign Company, a Texas corporation (the "COMPANY"), and David Anderson ("ANDERSON," and together with the Company, the "OPTIONEES").
Except as otherwise indicated herein, capitalized terms used and not otherwise defined herein have the meanings ascribed to such terms in the Senior Subordinated Note, Preferred Stock and Warrant Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), among the Company and certain investors listed therein.

              GHI desires to grant to each Optionee and each Optionee desires to acquire an option (each an "OPTION" and collectively the "Options") to purchase the number of shares of the Company's Common Stock indicated on
Schedule I hereto which aggregate 785,143 shares (the "OPTION SHARES") at the exercise prices and on the terms and subject to the conditions set forth herein.

              As of the date hereof, the Company has entered into a Senior Subordinated Note, Preferred Stock and Warrant Purchase Agreement (the "RECAPITALIZATION AGREEMENT") pursuant to which the Company is initiating a plan to recapitalize its existing debt and equity structure through a series of transactions which include the issuance to certain investors of capital stock and subordinate notes thereunder. Execution and delivery of this Share Option Purchase Agreement is a condition to the obligations of such Investors thereunder.

              In consideration of the mutual covenants and promises contained herein and for the good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

              Section 1.    OPTION.

              1A.    COMPANY OPTION. GHI hereby grants to the Company an
Option for the purchase of up to 357,143 Option Shares at a price per share equal to $1.50 per share in cash and the delivery of .0175 shares of Series C Preferred Stock, par value $0.01 per share (the "SERIES C PREFERRED STOCK"), payable upon exercise as set forth in SECTION 2. The Option granted pursuant to this SECTION 1A may be exercised only during the period (the "EXERCISE PERIOD") commencing with the open of business on January 4, 1999 through the close of business on January 8, 1999.

              1B.    ANDERSON OPTION. GHI  hereby grants to Anderson an
Option (the "ANDERSON OPTION") for the purchase of up to 428,000 Option Shares at a price per share equal to $3.25 per share, payable in cash only upon exercise as set forth in SECTION 2. The Anderson Option may be exercised only during the Exercise Period.

              1C.    CONSIDERATION.  The consideration for an Option being
granted hereunder is $.25 per Option Share. As of the date hereof, the Company and Anderson shall deliver $89,285.75 and $107,000.00, respectively, to GHI, by cashier's check or wire transfer of immediately available funds.

              Section 2. EXERCISE OF THE OPTION. Each Optionee may exercise its Option, in whole or in part, upon payment of the product of (i) the exercise price set forth in SECTION 1A or 1B, as the case may be, multiplied by (ii) the number of Option Shares to be acquired. Payment of the applicable option price by Anderson shall be made in cash, by wire transfer of immediately available funds to an account designated by GHI. Payment of the applicable option price by the Company shall be made by delivery of the applicable option price in cash, by wire transfer of immediately and available funds, and by delivery of stock certificates representing Series C Preferred Stock. Upon payment of the option price by an Optionee, GHI shall deliver to such Optionee the stock certificates evidencing the Option Shares to be acquired by such Optionee duly endorsed in blank or accompanied by duly executed stock powers.

              Section 3.    REPRESENTATIONS AND WARRANTIES.

                     (a) GHI hereby represents and warrants to the Optionees as follows:

                            (i) GHI is the record and beneficial owner of the Option Shares free and clear of all Liens and no other third party has any right or interest in the Option Shares, and at the time of the exercise of the Option by either Optionee, such Optionee will acquire good and marketable title to the Option Shares so acquired free and clear of any Liens;

                            (ii) the Option Shares are not subject to any statutory or contractual stockholders' preemptive rights or rights of first offer or refusal with respect to the transfers of the Option Shares contemplated hereby;

                            (iii) Geneve Securities Portfolio Corp. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby;

                            (iv) Chaparral International Re. is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby;

                            (v)    Geneve Securities Holding Corp. is a
                                   corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby;

                            (vi) Southern Investors Corp. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby; and

                            (vii)  Southern Mortgage Holding Corp. is a
                                   corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

                     (b) Each of the Company and Anderson hereby represent and warrant to GHI that such person has the requisite power and authority to enter into this Agreement and consummate the transactions contemplated thereby and that if the Options are exercised each is acquiring the Option Shares for investment purposes and not with any present intention to resell or distribute such shares except for the contemplated sale by Anderson of a portion of the Option Shares to the Company.

              Section 4. CERTAIN COVENANTS. Until exercise of the Options contemplated hereby, GHI shall not and shall not permit any of its representatives to take any action (whether as a shareholder, director, officer, employee or otherwise) which would reasonably be anticipated to have an adverse effect on the Company or the transactions contemplated hereby or in the Recapitalization Agreement or the other agreements contemplated hereby. Without limiting the foregoing in any way, prior to exercise of the Options hereunder, GHI shall not, directly or indirectly, enter into any contract, agreement or understanding with respect to the transfer or voting of the Option Shares or the placing of a Lien on any of the Option Shares.

              Section 5.    MISCELLANEOUS.

              5A.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All
representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The covenants contained herein shall terminate upon the earlier of consummation of the transactions contemplated hereby or the expiration of the Exercise Period.

              5B.    SEVERABILITY.  Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

              5C.    OTHER AGREEMENTS.  Upon exercise of the Anderson Option,
the Option Shares not subsequently conveyed to the Company shall be deemed Stockholder Shares (as defined in the Stockholders Agreement) and Other Registrable Securities (as defined in the Registration Agreement).

              5D.    COUNTERPARTS.  This Agreement may be executed
simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

              5E.    GOVERNING LAW.  THE CORPORATE LAW OF THE STATE OF TEXAS
SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS AND OBLIGATIONS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.

              5F.    NOTICES.  All notices, demands and other communications
given or delivered under this Agreement shall be in writing and shall be deemed to have been given upon receipt when delivered personally or by telecopy, one Business Day after being deposited with a reputable overnight courier service or three Business Days after being deposited in the U.S. Mail. Notices, demands and communications to the Purchasers and the Company, unless another address is specified in writing, shall be sent to the address or telecopy number indicated below and to the attention of such other persons indicated below or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party:

              IF TO GHI:

                     Geneve Holdings, Inc.
                     96 Cummings Pt. Rd.
                     Stamford, Connecticut  06902
                     Attn: Steve Lapin
                     Telecopier: (203) 348-3103

              IF TO THE COMPANY:

                     Zimmerman Sign Company
                     9846 Hwy 31 East
                     Tyler, Texas 75705
                     Attn:  Chief Executive Officer
                     Telecopier: (903) 535-7401

              WITH COPIES TO:

                     Jackson Walker L.L.P.
                     901 Main Street
                     Suite 6000
                     Dallas, Texas 75705
                     Attn:  Bryan C. Birkeland
                     Telecopier: 214/953-5822

                     Bank of America National Trust and
                     Savings Association
                     231 South LaSalle Street
                     Chicago, Illinois  60697
                     Attn:  Robert F. Perille
                            Andrea P. Joselit
                     Telecopier:  312/828-6298

                     Kirkland & Ellis
                     200 East Randolph Drive
                     Chicago, Illinois  60601
                     Attn:  John A. Weissenbach
                            Wendy L. Chronister
                     Telecopier:  312/861-2200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

              5G.    SPECIFIC PERFORMANCE.  Each of the parties hereto
acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. Accordingly, each of the parties hereto agrees that the other parties shall be entitled to an injunction or injunctions (without the posting of bond or any other security) to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court in the United States or in any state having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled pursuant hereto.

                           *      *     *     *     *

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                       SOUTHERN INVESTORS CORP.


                                         By  /s/ Steve Lapin
                                             ----------------
                                         Its


                                       SOUTHERN MORTGAGE HOLDING CORPORATION


                                         By  /s/ Steve Lapin
                                             ----------------
                                         Its


                                       GENEVE SECURITIES PORTFOLIO CORP.

                                         By  /s/ Steve Lapin
                                             ----------------
                                         Its


                                       GENEVE SECURITIES HOLDING CORP.


                                         By  /s/ Steve Lapin
                                             ----------------
                                         Its


                                       CHAPARRAL INTERNATIONAL RE.


                                         By  /s/ Steve Lapin
                                             ----------------
                                         Its

                                       ZIMMERMAN SIGN COMPANY


                                         By  /s/ Jeffrey Johnson, VP
                                             -----------------------
                                         Its VP, CFO


                                       /s/ David Anderson
                                       ------------------
                                       David Anderson

                                   SCHEDULE I

-------------------------------------------------------------------------------------------
                                                                         SHARES TRANSFERRED
                                     SHARES SUBJECT                         UPON EXERCISE
SELLER                                 TO OPTIONS       OPTION HOLDER         OF OPTION
-------------------------------------------------------------------------------------------
Geneve Securities Portfolio             173,771          Company               173,771
Corp.                                                    Anderson                -0-
-------------------------------------------------------------------------------------------
Geneve Securities Holding Corp.         156,578          Company               156,578
                                                         Anderson                -0-
-------------------------------------------------------------------------------------------
Chaparral International Re.              17,500          Company                17,500
                                                         Anderson                -0-
-------------------------------------------------------------------------------------------
Southern Mortgage Holding                36,956          Company                 9,151
Corp.                                                    Anderson               27,805
-------------------------------------------------------------------------------------------
Southern Investors Corp.                400,338          Company                   143
                                                         Anderson              400,195
-------------------------------------------------------------------------------------------